THE ADVISORS’ INNER CIRCLE FUND II

(the “Trust”)

Champlain Emerging Markets Fund

(the “Fund”)

Supplement dated July 1, 2022 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated May 1, 2022.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Champlain Investment Partners, LLC (“Champlain”), the Fund’s investment adviser, has informed the Board of Trustees (the “Board”) of the Trust that it is planning to exit the emerging markets asset class and cease offering emerging markets investment advisory services, including to the Fund, at some point in the near future. As a result of Champlain’s decision, Champlain recommended, and the Board approved, the closing of the Fund, effective as of the close of business on July 1, 2022 (the “Effective Time”), to new investments other than those made by current shareholders (that is, shareholders prior to the Effective Time) via systematic investment programs (“Permitted Investors”).

Over the course of the coming weeks, the Board, working closely with Champlain, will consider the best course of action for the future of the Fund consistent with the best interests of shareholders. These possible courses of action, include, but are not limited to, the possible liquidation or reorganization of the Fund. Shareholders will be informed of the Board’s decision in this regard via a future supplement to the Fund’s Summary Prospectus, Prospectus and SAI.

Champlain has represented to the Board that it will continue to manage the Fund in the best interests of shareholders and in accordance with the terms of the Fund’s Prospectus and SAI during this interim period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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